EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the use in this Registration Statement on Form S-8 of our report dated February 29, 1996, on the financial statements of Essential Resources, Inc., and to any reference to us in such Registration Statement.

                                            /s/ SMITH & COMPANY
                                            -----------------------------------
                                            Smith & Company
                                            Certified Public Accountants

August 6, 1996